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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2009


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-15081                  94-1234979
________________________      ________________________      ___________________
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 16, 2009, Union Bank, N.A. (the "Bank"), a wholly owned subsidiary of UnionBanCal Corporation (the "Registrant"), issued $500 million in aggregate principal amount of Floating Rate Notes due March 16, 2011 (the "Senior Notes due 2011") and $500 million in aggregate principal amount of Floating Rate Notes due March 16, 2012 (the "Senior Notes due 2012" and, together with the Senior Notes due 2011, the "Senior Notes"). The Senior Notes are guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") under the FDIC's Temporary Liquidity Guarantee Program established pursuant to 12 C.F.R. Part 370. The Senior Notes are not redeemable at the option of the Bank or subject to repayment at the option of the holders prior to their respective stated maturities. The Senior Notes due 2011 will bear interest at a rate equal to three-month LIBOR plus 0.08% per annum, and the Senior Notes due 2012 will bear interest at a rate equal to three-month LIBOR plus 0.20% per annum, payable and reset quarterly on the 16th of March, June, September and December of each year, with the first interest payment and interest reset date on June 16, 2009. The Senior Notes due 2011 will mature on March 16, 2011, and the Senior Notes due 2012 will mature on March 16, 2012. The net proceeds from the sale of the Senior Notes will be used by the Bank for general corporate purposes.
















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                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 18, 2009


                             UNIONBANCAL CORPORATION


                             By: /s/ DAVID I. MATSON
                             _______________________________________
                             David I. Matson
                             Vice Chairman & Chief Financial Officer
                             (Duly Authorized Officer)



















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